Supplemental Information
March 31, 2012

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Property Table	13
Definitions	15
Press Release Dated May 9, 2012	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	March 31, 2012 *(unaudited)*	September 30, 2011
ASSETS		
Real Estate Investments:		
Land	86,109,176	82,115,823
Buildings and Improvements	441,331,671	394,815,902
Total Real Estate Investments	527,440,847	476,931,725
Accumulated Depreciation	(73,493,533)	(67,908,169)
Net Real Estate Investments	**$453,947,314**	**$409,023,556**
Real Estate Held for Sale	-	2,561,727
Cash and Cash Equivalents	11,556,257	6,376,808
Securities Available for Sale at Fair Value	44,068,756	44,265,059
Tenant and Other Receivables	1,326,562	1,018,733
Deferred Rent Receivable	1,759,489	1,661,027
Loans Receivable, net	119,315	187,384
Prepaid Expenses	1,274,247	556,541
Financing Costs, net of Accumulated Amortization of $2,267,058 and $2,122,218, respectively	3,352,910	2,405,426
Lease Costs, net of Accumulated Amortization of $987,416 and $825,709, respectively	1,141,065	1,227,451
Intangible Assets, net of Accumulated Amortization of $5,893,470 and $5,253,659, respectively	8,472,569	5,757,880
Other Assets	1,633,398	1,945,244
TOTAL ASSETS	**$528,651,882**	**$476,986,836**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$233,639,856	$211,614,170
Subordinated Convertible Debentures	8,790,000	8,915,000
Loans Payable	13,700,000	16,860,950
Accounts Payable and Accrued Expenses	2,107,118	2,129,658
Other Liabilities	4,582,041	2,924,386
Total Liabilities	**$262,819,015**	**$242,444,164**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share; 2,139,750 Shares Authorized, Issued and Outstanding as of March 31, 2012 and September 30, 2011	$53,493,750	$53,493,750
50,000,000 Shares Authorized; 40,222,375 and 36,785,037 Shares Issued and 40,222,375 and 36,780,037 Shares Outstanding as of March 31, 2012 and September 30, 2011, respectively	402,224	367,850
Excess Stock – $0.01 Par Value per share, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Treasury Stock at Cost, -0- and 5,000 Shares as of March 31, 2012 and September 30, 2011, respectively	-	(24,905)
Additional Paid-In Capital	207,698,321	179,392,039
Accumulated Other Comprehensive Income	4,597,031	2,368,163
Loans to Officers, Directors and Key Employees	(394,089)	(1,082,813)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**$265,797,237**	**$234,514,084**
Noncontrolling Interests	35,630	28,588
Total Shareholders' Equity	**$265,832,867**	**$234,542,672**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$528,651,882**	**$476,986,836**

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 3 of 20

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 4 of 20

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 5 of 20

Financial Highlights

(unaudited)

	Three Months Ended		Twelve Months Ended	
	3/31/2012	3/31/2011	3/31/2012	3/31/2011
Weighted Average Shares Outstanding				
Basic	39,883,133	34,612,707	38,631,103	34,315,313
Diluted	40,043,673	34,670,344	38,749,864	34,367,412
Net Income Attributable to MREIC's Common Shareholders	$7,240,227	$2,794,332	$11,586,445	$6,560,718
Basic	$0.18	$0.08	$0.30	$0.19
Diluted	0.18	0.08	0.30	0.19
Funds From Operations - FFO	$10,392,264	$5,651,100	$17,842,029	$12,246,745
Basic	$0.26	$0.16	$0.46	$0.36
Diluted	0.26	0.16	0.46	0.36
FFO Excluding Gains on Securities Transactions, net	$8,183,007	$4,650,597	$12,844,314	$8,438,220
Basic	$0.21	$0.13	$0.33	$0.25
Diluted	0.20	0.13	0.33	0.25
Funds Available for Distribution - FAD	$8,276,887	$4,763,579	$12,877,664	$8,497,766
Basic	$0.21	$0.14	$0.33	$0.25
Diluted	0.21	0.14	0.33	0.25
Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 6 of 20

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended	
	3/31/2012	3/31/2011
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$13,673,364	$8,647,681
Noncash Items Included in Net Income or Loss:		
Depreciation	5,615,773	5,104,361
Amortization	1,156,839	884,573
Stock Compensation Expense	126,696	63,606
Gain on Securities Transactions, net	(4,997,715)	(3,808,525)
Loss on Sale of Investment Property	8,220	-
Changes In:		
Tenant, Deferred Rent and Other Receivables	(406,291)	110,481
Prepaid Expenses	(717,706)	(1,239,305)
Other Assets and Lease Costs	(174,042)	(204,372)
Accounts Payable, Accrued Expenses and Other Liabilities	1,635,115	1,138,369
NET CASH PROVIDED BY OPERATING ACTIVITIES	$15,920,253	$10,696,869
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets, net of deposits	(50,810,600)	(10,856,474)
Capital Improvements	(1,672,864)	(622,426)
Proceeds on Sale of Real Estate	2,553,507	-
Purchase of Noncontrolling Interest	-	(4,138,291)
Deposits on Acquisition of Real Estate	(1,000,000)	-
Collections on Loans Receivable	68,069	16,990
Proceeds from Sale of Securities Available for Sale	19,248,938	10,908,868
Purchase of Securities Available for Sale	(11,826,052)	(9,702,700)
NET CASH USED IN INVESTING ACTIVITIES	$(43,439,002)	$(14,394,033)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds from (Repayments) on Loans Payable	(8,360,950)	3,573,660
Repurchase of Subordinated Convertible Debentures	(125,000)	(5,050,000)
Proceeds from Mortgages and Loans	49,233,000	-
Principal Payments on Mortgages	(22,007,314)	(9,540,406)
Financing Costs Paid on Debt	(1,302,805)	(118,194)
Repayment of Employee Loan	688,724	-
Net Distributions to Noncontrolling Interests	(40,267)	(107,988)
Proceeds from the Exercise of Stock Options	771,593	2,177,778
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	16,189,700	-
Proceeds from Issuance of Common Stock, net of reinvestments	10,074,648	4,100,820
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	-	18,977,862
Preferred Dividends Paid	(2,039,610)	(2,039,610)
Common Stock Distributions Paid, net of reinvestments	(10,383,521)	(7,658,421)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$32,698,198	$4,315,501
NET INCREASE IN CASH AND CASH EQUIVALENTS	5,179,449	618,337
CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	6,376,808	6,814,553
CASH AND CASH EQUIVALENTS END OF PERIOD	$11,556,257	$7,432,890

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 7 of 20

Capital Structure and Leverage Ratios

(unaudited)

	As of 3/31/2012	As of 3/31/2011	As of 9/30/2011
Mortgage Notes Payable	$233,639,856	$211,615,442	$211,614,170
Loans Payable	13,700,000	12,847,573	16,860,950
Subordinated Convertible Debentures	8,790,000	8,940,000	8,915,000
Total Debt	256,129,856	233,403,015	237,390,120
Noncontrolling Interest	35,630	43,868	28,588
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Common Stock, Paid-in-Capital & Other	212,303,487	181,190,451	181,020,334
Total MREIC's Shareholders' Equity	265,797,237	234,684,201	234,514,084
Total Book Capitalization	521,962,723	468,131,084	471,932,792
Accumulated Depreciation	73,493,533	63,905,102	67,908,169
Total Undepreciated Book Capitalization	**$595,456,256**	**$532,036,186**	**$539,840,961**

	As of 3/31/2012	As of 3/31/2011	As of 9/30/2011
Shares Outstanding	40,222,375	35,084,579	36,780,037
Market Price Per Share	$9.74	$8.21	$7.93
Equity Market Capitalization	$391,765,933	$288,044,394	$291,665,693
Total Debt	256,129,856	233,403,015	237,390,120
Noncontrolling Interest	35,630	43,868	28,588
Preferred	53,493,750	53,493,750	53,493,750
Total Market Capitalization	**$701,425,169**	**$574,985,027**	**$582,578,151**

	As of 3/31/2012	As of 3/31/2011	As of 9/30/2011
Total Debt	$256,129,856	$233,403,015	$237,390,120
less: Cash and Cash Equivalents	11,556,257	7,432,890	6,376,808
Net Debt	**$244,573,599**	**$225,970,125**	**$231,013,312**

	As of 3/31/2012	As of 3/31/2011	As of 9/30/2011
Net Debt / Undepreciated Book Capitalization	41.1%	42.5%	42.8%
Net Debt / Total Market Capitalization	34.9%	39.3%	39.7%
Net Debt + Preferred / Total Market Capitalization	42.5%	48.6%	48.8%

	Three Months Ended (unaudited)		Fiscal Year Ended
	3/31/2012	3/31/2011	9/30/2011
Net Income	$8,286,586	$3,833,083	$15,503,151
plus: Depreciation & Amortization (includes Discontinued Operations)	3,350,113	3,021,781	12,264,087
plus: Interest Expense (includes Discontinued Operations)	3,779,879	3,717,387	14,865,189
plus: Acquisition Costs	261,382	2,191	425,157
less: Gain On Securities Transactions, net	(2,209,257)	(1,000,503)	(5,238,203)
EBITDA	**$13,468,703**	**$9,573,939**	**$37,819,381**
Interest Expense (including discontinued operations)	$3,779,879	$3,717,387	$14,865,189
Preferred Dividend	1,019,805	1,019,805	4,079,219
Total Fixed Charges	**$4,799,684**	**$4,737,192**	**$18,944,408**
Interest Coverage	**3.6 x**	**2.6 x**	**2.5 x**
Fixed Charge Coverage	**2.8 x**	**2.0 x**	**2.0 x**
Total Debt	$256,129,856	$233,403,015	$237,390,120
Annualized EBITDA	53,874,812	38,295,756	37,819,381
Total Debt / EBITDA	**4.8 x**	**6.1 x**	**6.3 x**

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 8 of 20

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 9 of 20

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	35	3,443,868	41.7%	$22,513,000	51.1%	$6.54	$266,242,966	$118,095,108
Mead Corporation	1	388,671	4.7%	1,204,000	2.7%	3.10	12,553,964	3,419,853
CBOCS Distribution, Inc.	1	381,240	4.6%	1,364,000	3.1%	3.58	14,215,126	8,438,967
Best Buy Warehousing Logistics, Inc.	1	368,060	4.5%	1,586,000	3.6%	4.31	19,600,000	12,600,442
Coca Cola / Western Container	2	328,211	4.0%	1,580,000	3.6%	4.81	18,839,339	7,878,676
Norton McNaughton of Squire, Inc.	1	306,000	3.7%	1,301,000	3.0%	4.25	12,972,474	6,912,394
Carrier Sales	2	244,317	3.0%	1,819,000	4.1%	7.45	22,110,915	10,690,449
Anda Pharmaceuticals, Inc	1	234,660	2.8%	1,180,000	2.7%	5.03	14,550,000	11,000,000
Caterpillar Logistics Services, Inc.	1	217,970	2.6%	1,169,000	2.7%	5.36	14,868,857	8,368,188
Anheuser-Busch, Inc.	1	184,800	2.2%	769,000	1.7%	4.16	12,386,675	4,025,325
Carlisle Tire & Wheel Company	1	179,280	2.2%	675,000	1.5%	3.77	7,025,401	2,372,684
Home Depot USA, Inc.	1	171,200	2.1%	875,000	2.0%	5.11	11,242,162	5,231,210
Kellogg Company	3	170,279	2.1%	1,079,000	2.5%	6.34	11,829,551	3,781,470
HD Supply, Inc.	1	160,000	1.9%	594,000	1.3%	3.71	5,483,272	1,768,560
Maidenform, Inc.	1	148,000	1.8%	396,000	0.9%	2.68	4,853,114	3,429,644
Pittsburgh Glass Works	1	102,135	1.2%	449,000	1.0%	4.40	3,900,602	-
National Oilwell	1	91,295	1.1%	721,000	1.6%	7.90	8,058,476	4,729,313
Joseph T. Ryerson	1	89,052	1.1%	614,000	1.4%	6.89	6,860,495	2,329,849
DHL	1	83,000	1.0%	562,000	1.3%	6.77	6,815,697	3,735,061
Sherwin-Williams Company	2	78,864	1.0%	625,000	1.4%	7.93	7,089,716	2,036,754
RGH Enterprises Inc.	1	75,000	0.9%	574,000	1.3%	7.65	5,525,600	4,192,576
Macy's East, Inc.	1	59,400	0.7%	451,000	1.0%	7.59	4,839,501	2,502,844
Siemens	1	51,130	0.6%	451,000	1.0%	8.81	4,416,000	3,015,415
Highways & Skyways, of NC Inc.	1	40,560	0.5%	257,000	0.6%	10.28	2,195,346	-
Keystone Automotive	1	36,150	0.4%	129,000	0.3%	3.57	2,161,895	-
Graybar Electric Company	1	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-
Various	2	334,247	4.0%	969,000	2.2%	4.00	4,273,792	-
Vacant	3	273,092	3.3%	-	-	-	19,531,099	3,085,074
Total as of 3/31/2012	**70**	**8,266,821**	**100.0%**	**$44,015,000**	**100.0%**	**$5.58**	**$526,292,829**	**$233,639,856**

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 10 of 20

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	10.9%	$3,015,000	6.8%	$3.35	$33,582,397	$20,694,788
Florida	9	783,668	9.5%	4,813,000	10.9%	6.73	66,809,813	36,973,085
Illinois	7	720,416	8.7%	4,765,000	10.8%	6.61	61,004,080	18,718,455
Ohio	5	687,093	8.3%	3,637,000	8.3%	5.29	43,906,299	26,465,855
Missouri	4	654,073	7.9%	2,021,000	4.6%	3.64	28,480,684	6,699,633
Texas	5	527,301	6.4%	3,925,000	8.9%	7.44	44,596,625	27,854,449
South Carolina	3	510,560	6.2%	3,000,000	6.8%	5.88	32,294,144	13,159,910
North Carolina	4	455,067	5.5%	1,247,000	2.8%	3.74	19,168,213	5,198,204
Georgia	3	307,660	3.7%	1,764,000	4.0%	5.73	22,074,888	11,049,173
Virginia	4	305,770	3.7%	1,908,000	4.3%	6.24	22,972,193	6,233,559
Mississippi	3	297,000	3.6%	1,429,000	3.2%	4.81	17,878,794	11,000,000
Pennsylvania	1	291,474	3.5%	513,000	1.2%	2.55	2,916,295	-
Arizona	1	288,211	3.5%	1,248,000	2.8%	4.33	15,159,496	5,611,604
Michigan	2	265,371	3.2%	1,655,000	3.8%	6.24	20,907,351	13,533,647
New York	3	230,381	2.8%	1,893,000	4.3%	8.22	20,148,375	5,703,176
Kansas	2	219,280	2.7%	1,007,000	2.3%	4.59	10,705,244	4,639,756
Maryland	1	149,384	1.8%	1,426,000	3.2%	9.55	14,362,239	7,915,540
Wisconsin	1	139,564	1.7%	901,000	2.0%	6.46	9,367,024	1,703,180
Colorado	2	138,235	1.7%	1,208,000	2.7%	8.74	13,549,166	4,696,349
New Jersey	2	102,173	1.2%	907,000	2.1%	9.04	6,196,998	2,502,844
Nebraska	1	88,140	1.1%	535,000	1.2%	6.07	5,689,405	732,191
Minnesota	1	59,425	0.7%	433,000	1.0%	7.29	5,157,126	-
Alabama	1	56,698	0.7%	278,000	0.6%	4.90	3,813,626	1,583,587
Connecticut	1	54,812	0.7%	358,000	0.8%	6.53	3,390,459	970,871
Iowa	1	36,150	0.4%	129,000	0.3%	3.57	2,161,895	-
Total as of 3/31/2012	**70**	**8,266,821**	**100.0%**	**$44,015,000**	**100.0%**	**$5.58**	**$526,292,829**	**$233,639,856**

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 11 of 20

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 12 of 20

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	7.2 Yrs	$14,600,000	$9,795,853
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	3.7 Yrs	12,553,964	3,419,853
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	12.3 Yrs	14,215,126	8,438,967
4	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,586,000	4.31	9.8 Yrs	19,600,000	12,600,442
5	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	3.1 Yrs	12,972,474	6,912,394
6	Various	Monaca	PA	1997	69.1%	291,474	513,000	2.55	1.6 Yrs	2,916,295	-
7	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	5.1 Yrs	15,159,496	5,611,604
8	Anda Pharmaceuticals, Inc	Olive Branch	MS	2012	100.0%	234,660	1,180,000	5.03	10.2 Yrs	14,550,000	11,000,000
9	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	4.7 Yrs	14,868,857	8,368,188
10	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	5.3 Yrs	16,683,289	10,654,942
11	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	769,000	4.16	4.2 Yrs	12,386,675	4,025,325
12	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	6.8 Yrs	17,740,000	10,690,449
13	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.2 Yrs	7,025,401	2,372,684
14	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	3.2 Yrs	11,242,162	5,231,210
15	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	6.8 Yrs	17,719,825	9,352,565
16	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	4.6 Yrs	5,483,272	1,768,560
17	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	6.3 Yrs	14,362,239	7,915,540
18	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	0.8 Yrs	4,853,114	3,429,644
19	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	5.3 Yrs	9,367,024	1,703,180
20	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	5.2 Yrs	18,537,652	4,993,483
21	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	600,000	5.28	9.5 Yrs	7,414,000	4,675,862
22	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	2.6 Yrs	7,713,063	1,885,809
23	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	7.5 Yrs	11,715,000	4,055,918
24	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	5.7 Yrs	8,492,904	5,247,411
25	Vacant	Winston-Salem	NC	2002	-	106,507	-	na	-	6,636,481	-
26	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	7.4 Yrs	10,932,057	1,510,600
27	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	1.4 Yrs	5,061,253	2,994,602
28	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	0.2 Yrs	3,900,602	-
29	Vacant	Liberty	MO	1998	-	98,200	-	na	-	7,277,744	469,181
30	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	1.2 Yrs	6,155,500	2,676,772
31	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	5.5 Yrs	7,565,717	4,833,634
32	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	3.5 Yrs	6,619,649	4,676,794
33	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	6.3 Yrs	7,606,670	2,191,598
34	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	10.5 Yrs	8,058,476	4,729,313
35	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	4.6 Yrs	10,521,455	6,258,983
36	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	4.8 Yrs	6,860,495	2,329,849
37	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	1.6 Yrs	5,689,405	732,191
38	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	87,500	400,000	4.57	2.6 Yrs	4,699,405	2,186,783
39	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	1.4 Yrs	6,620,313	3,393,740
40	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	4.7 Yrs	6,815,697	3,735,061
41	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	4.6 Yrs	8,208,733	4,461,656
42	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	574,000	7.65	9.6 Yrs	5,525,600	4,192,576
43	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	5.0 Yrs	4,887,380	101,834
44	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	370,000	5.14	9.2 Yrs	4,224,062	2,878,705
45	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	6.3 Yrs	6,354,051	2,236,411
46	Vacant	Tampa	FL	2007	-	68,385	-	na	-	5,616,874	2,615,893
47	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	6.5 Yrs	7,195,115	2,459,938
48	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	0.6 Yrs	4,767,271	2,459,968
49	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	11.8 Yrs	5,540,000	1,868,672
50	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.3 Yrs	4,748,374	2,810,599

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 13 of 20

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 14 of 20

MREIC

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and funds available for distribution ("FAD"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by GAAP, is the most appropriate measure, it considers NOI, EBITDA, FFO and FAD, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. FAD provides a tool to further evaluate ability to fund dividends. In addition, NOI, EBITDA, FFO and FAD are commonly used in various ratios, pricing multiples and yields and returns and valuation calculations used to measure financial position, performance and value.

As used herein, the Company calculates **FFO** to be equal to net income applicable to common stockholders plus depreciation and amortization on real estate minus accumulated depreciation and amortization on real estate sold. FFO includes gains and losses realized on securities investments.

NOI is calculated as revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI includes NOI from discontinued operations. NOI excludes realized gains (losses) on securites transactions.

EBITDA is calculated as NOI minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. EBITDA excludes realized gains (losses) on securites transactions.

FAD is calculated as EBITDA minus GAAP interest expense, minus preferred stock dividends, minus capital expenditures and straight-line rents plus non-real estate amortization. FAD excludes realized gains (losses) on securites transactions.

NOI, EBITDA, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO and FAD should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. NOI, EBITDA, FFO and FAD as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 15 of 20

FOR IMMEDIATE RELEASE

May 9, 2012

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE SECOND QUARTER ENDED MARCH 31, 2012

FREEHOLD, NJ, May 9, 2012........Monmouth Real Estate Investment Corporation (NYSE/MNR) reported net income attributable to common shareholders was $7,240,000 or $0.18 per common share for the three months ended March 31, 2012 as compared to net income attributable to common shares of $2,794,000 or $0.08 per common share for the three months ended March 31, 2011.  Funds from operations (FFO) were $10,392,000 or $0.26 per share for the three months ended March 31, 2012, as compared to $5,651,000 or $0.16 per share for the three months ended March 31, 2011.  FFO for three months ended March 31, 2012 includes $3,222,000 or $0.08 per share in non-recurring lease termination fees.  Excluding the effect of these fees, FFO for the most recent quarter was $0.18 per share.   FFO was $17,842,000 or $0.46 per share for the six months ended March 31, 2012 as compared to $12,247,000 or $0.36 per share for the six months ended March 31, 2011.

A summary of significant financial information for the three and six months ended March 31, 2012 and 2011 is as follows:

                 Three Months Ended

                                                                                                                                              March 31,

		2012		2011
Rental and Reimbursement Revenue		$12,652,000		$12,089,000
Lease Termination Income		$3,222,000		$-0-
Total Expenses		$6,909,000		$6,367,000
Interest and Dividend Income		$893,000		$761,000
Gain on Securities Transactions, net		$2,209,000		$1,001,000
Income from Continuing Operations Income from Discontinued Operations	$ $	8,287,000 -0-	$ $	3,766,000 67,000
Net Income Attributable to Common Shareholders		$7,240,000		$2,794,000
Net Income Attributable to Common Shareholders Per Common Share		$0.18		$0.08
FFO (1)		$10,392,000		$5,651,000
FFO Per Common Share (1)		$0.26		$0.16
Weighted Avg. Diluted Common Shares Outstanding		40,044,000		34,670,000

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Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 16 of 20

               Six Months Ended

                                                                                                                                           March 31,

		2012		2011
Rental and Reimbursement Revenue		$25,447,000		$24,126,000
Lease Termination Income		$3,222,000		$-0-
Total Expenses		$14,222,000		$13,350,000
Interest and Dividend Income		$1,842,000		$1,487,000
Gain on Securities Transactions, net		$4,998,000		$3,809,000
Income from Continuing Operations Income from Discontinued Operations	$ $	13,654,000 20,000	$ $	8,519,000 128,000
Net Income Attributable to Common Shareholders		$11,586,000		$6,561,000
Net Income Attributable to Common Shareholders Per Common Share		$0.30		$0.19
FFO (1)		$17,842,000		$12,247,000
FFO Per Common Share (1)		$0.46		$0.36
Weighted Avg. Diluted Common Shares Outstanding		38,750,000		34,367,000

A summary of significant balance sheet information as of March 31, 2012 and September 30, 2011 is as follows:

	March 31, 2012	September 30, 2011
Net Real Estate Investments	$453,947,000	$409,024,000
Securities Available for Sale	$44,069,000	$44,265,000
Total Assets	$528,652,000	$476,987,000
Mortgage Notes Payable	$233,640,000	$211,614,000
Subordinated Convertible Debentures	$8,790,000	$8,915,000
Loans Payable	$13,700,000	$16,861,000
Total Shareholders’ Equity	$265,833,000	$234,543,000

Eugene W. Landy, President, commented on the results of the second quarter ended March 31, 2012, “We are pleased to report one of our strongest quarters in recent years highlighting the Company’s continuing success. Our property portfolio continued to perform well and is currently 95% occupied with an average lease maturity of 5.2 years. We now have three acquisitions totaling $32 million representing 337,000 square feet under contract and scheduled to close in fiscal year 2012 and the first half of fiscal year 2013. Coupled with the $52 million in acquisitions closed thus far, fiscal 2012 will represent a year of substantial growth. Our securities portfolio also continued to perform well with $5.0 million in gains realized thus far in fiscal 2012 and an additional $4.6 million in unrealized gains at quarter end. During the quarter, we entered into an early termination agreement with one of our tenants resulting in a one-time payment to us of $3.2 million, representing an acceleration of 29 months of future rental income. At the same time, we were successful in securing a new tenant for 65% of the space for a 5 year term at comparable rent. We are very pleased with our latest results and look forward to continuing to execute upon our growth strategy of investing in net-leased industrials on long-term leases to investment grade tenants.”

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Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 17 of 20

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Second Quarter 2012 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Thursday, May 10, 2012 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s second quarter financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Information & Filings” section.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 10, 2012.  It will be available until June 10, 2012, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10011363.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company's property portfolio consists of sixty-nine industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 18 of 20

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per common share is defined as FFO divided by weighted average diluted common shares outstanding.  FFO and FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per common share are significant components in understanding the Company’s financial performance.

FFO and FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO for the three and six months ended March 31, 2012 and 2011 is calculated as follows:

                                       Three Months Ended

             Six Months Ended

	3/31/12	3/31/11	3/31/12	3/31/11

Net Income	8,287,000	3,833,000	13,673,000	8,648,000
Income to Noncontrolling Interest	(27,000)	(19,000)	(47,000)	(47,000)
Preferred Dividend	(1,020,000)	(1,020,000)	(2,040,000)	(2,040,000)
Depreciation Expense	2,830,000	2,569,000	5,616,000	5,104,000
Amortization of In-Place Lease Intangible Assets	322,000	288,000	640,000	582,000
FFO	$10,392,000	$5,651,000	$17,842,000	$12,247,000

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended March 31, 2012 and 2011:

	Six Months Ended
	2012	2011

Operating Activities	$15,920,000	$10,697,000
Investing Activities	(43,439,000)	(14,394,000)
Financing Activities	32,698,000	4,316,000

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Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 19 of 20

The following is the net income per common share for the three and six months ended March 31, 2012 and 2011:

	Three Months Ended		Six Months Ended
	03/31/12	03/31/11	03/31/12	03/31/11

BASIC INCOME – PER SHARE
Income from Continuing Operations	$0.21	$0.11	$0.35	$0.25
Income from Discontinued Operations	(-0-)	(-0-)	(-0-)	(-0-)
Net Income	$0.21	$0.11	$0.35	$0.25
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(-0-)
Net Income Attributable to
MREIC’s Shareholders	0.21	0.11	0.35	0.25
Less: Preferred Dividend	(0.03)	(0.03)	(0.05)	(0.06)
Net Income Attributable to MREIC’s Common Shareholders - Basic	$0.18	$0.08	$0.30	$0.19

DILUTED INCOME – PER SHARE
Income from Continuing Operations	$0.21	$0.11	$0.35	$0.25
Income from Discontinued Operations	(-0-)	(-0-)	(-0-)	(-0-)
Net Income	$0.21	$0.11	$0.35	$0.25
Less: Net Income Attributable to
Noncontrolling Interests	(-0-)	(-0-)	(-0-)	(-0-)
Net Income Attributable to
MREIC’s Shareholders	0.21	0.11	0.35	0.25
Less: Preferred Dividend	(0.03)	(0.03)	(0.05)	(0.06)
Net Income Attributable to MREIC’s Common Shareholders - Diluted	$0.18	$0.08	$0.30	$0.19

# # # # #

Second Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp Page 20 of 20